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                                                                    EXHIBIT 23.3


                       INDEPENDENT ACCOUNTANTS' CONSENT


We consent to the reference to our firm under the heading "Experts" in the Prospectus which is part of this Registration Statement of DCH Technology, Inc on Form S-3.


Los Angeles, California
November 29, 2000